Bill Fox
Senior Vice President Coal Marketing
Norfolk Southern Corporation
Special Securities Analyst Meeting
Brosnan Forest, S.C.
February 27, 2003

NORFOLK SOUTHERN

Bill Fox

Coal Business Group

Security Analysts

Brosnan Forest

February 26-28, 2003

NORFOLK SOUTHERN



NS COAL MARKET GROUP

(Million Tons)

	2002	2001	Change
Utility	128	133	-3.0%
Export	11	14	-18.0%
Domestic Met	21	20	+5.0%
Other	10	11	-10.0%
TOTAL	170	178	-4.0%

The Importance of Coal



- Coal generates half the electricity in the U.S
- Coal is reliable, affordable and increasingly clean
- Coal contributes **$170 billion** to the economy
- Coal related industries employ 1.5 million American workers

The Future of Coal
-- Looks bright in many ways



- The President’s National Energy Plan calls for 1300 new power plants of 300MW capacity each by 2020

- The Energy Information Agency reports that – without future regulation or amending the CAA – coal-fired electricity generation will increase from about 1 billion tons today to 1.26 billion tons in 2020

Coal Fired Electric Generation, Consumption & Emissions Trends 1970-2000



	1970	1980	1990	2000	% CHG
Coal-fired EGU's **Coal Consumption** (Million Short Tons)	320.2	569.3	781.0	985.8	+308 %
Coal-fired Electricity Net Generation (Billion KWh's)	704.4	1161.6	1591.4	1966.6	+279%
Sulfur Dioxide Emissions Rate (Pounds per MWh)	44.86	27.67	19.14	10.90	-75%
Sulfur Dioxide Emissions (Thousand Short Tons)	15,799	16,073	15,220	10,723	-32%
Nitrogen Oxide Emissions Rate (Pounds per MWh)	11.04	10.54	7.10	4.65	-57%
Nitrogen Oxide Emissions (Thousand Short Tons)	3,888	6,123	5,645	4,573	+17.6%
PM 2.5 Emissions Rate (Pounds per MWh)	NA	NA	0.12	0.12	
PM 2.5 Emissions (Thousand Short Tons)	NA	NA	97	116	

NORFOLK SOUTHERN



Total Coal
Weekly Marketshare (Eastern District)


60%
54%
48%
42%
36%
30%
CSX
NS

(J. L. Monument) 2/6/03, 10:50 AM

Market Research and Economics



Key Utility Market Drivers

- Gas-fired Generation--New Capacity
- Coal Stockpile Management Changes--
- Weather--



Electricity Growth

- Electricity generation in NS service region grew 0.5% in first nine months of 2002.
- Central Appalachia coal production down 4.5%.
- Electricity generation grew by 3.7 million tons of coal equivalent.

NORFOLK SOUTHERN



Gas-Fired Generation

- Proliferation of new gas units.
- New rules in dispatch order.

NORFOLK SOUTHERN



GAS ELECTRICITY GENERATION
(Million KWHs)


800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

NORFOLK SOUTHERN



PERCENTAGE CHANGE IN GAS ELECTRICITY GENERATION


15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002



CHANGE IN ELECTRICITY GENERATION IN EQUIVALENT TONS OF COAL IN NS SERVICE REGION
2002 VS 2001
(Nine Months)


MILLIONS OF COAL TONS
25
20
15
10
5
0
-5
-10
-15
22.3
0.5
0.5
0.5
-8.7
-11.6
GAS
WATER
NUKES
OTHER
COAL
OIL

NORFOLK SOUTHERN



Electricity Generation By Source

NS Service Region

2001


Hyrdo, 2.4%
Other, 1.8%
Oil, 4.5%
Gas, 8.1%
Nuclear, 25.5%
Coal, 57.7

2002


Hyrdo, 2.4%
Other, 1.9%
Oil, 2.9%
Gas, 11.2%
Nuclear, 25.5%
Coal, 56.2%

NORFOLK SOUTHERN



Electricity Generation Flat

- Generation in NS service region
  - Increased 0.5% first nine months 2002
- Industrial production up 2%
- Heating/Cooling-degree days
  - No increase during first nine months 2002
  - 8% growth in 2002
  - Fourth quarter increase of 34%


NORFOLK SOUTHERN
Total Heating Degree Days
2002 vs 2001
Days
32500
30000
27500
25000
22500
20000
17500
15000
12500
10000
7500
5000
2500
0
Q1
Q2
Q3
Q4
HDD '02
HDD '01

Total Cooling Degree Days

2002 vs 2001


9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Days
Q1
Q2
Q3
Q4
CDD '02
CDD '01

NORFOLK SOUTHERN



UTILITY COAL STOCKPILES
-- Days of Coal Burn --


NORTH NS EST
SOUTH EIA & NS Est
85
75
65
55
45
35
25
15
12/9/2000
3/1/2001
9/1/2001
4/1/2002
8/1/2002
Curr. NS Est

NORFOLK SOUTHERN



Significant Increase In Gas

- 38% growth in NS Service Region
  - Displaced oil generation
  - Now 11% of electricity generation in NS region
- Qualify warranty
  - Not a long-term threat to coal
- Keep running to minimize wear
  - Long-term threat to coal

NYMEX Natural Gas Futures Near-Month Contract Settlement Price, West Texas Intermediate Crude Oil Spot Price, and Henry Hub Natural Gas Spot Price



$7
$6
$5
$4
$3
$2
$1
$0
Dollars per Million Btu
Nymex Closing Dates
NYMEX Natural Gas Settlement Price
WTI Spot Price
Henry Hub Spot Price
9/26/02
10/29/02
11/26/02
12/27/02
1/29/03
9/11/02
9/18/02
9/25/02
10/2/02
10/9/02
10/16/02
10/23/02
10/30/02
11/6/02
11/13/02
11/20/02
11/27/02
12/4/02
12/11/02
12/18/02
12/25/02
1/1/03
1/8/03
1/15/03
1/22/03
1/29/03
2/5/03

Note: The West Texas Intermediate crude oil price, in dollars per barrel, is converted to $/MMBtu using a conversion factor of 5.80 MMBtu per barrel. The dates marked by vertical lines are the NYMEX near-month contract settlement dates.
Source: NGI's *Daily Gas Price Index* (http://intelligencepress.com)



Coal: Low-Cost Fuel Source

- Natural Gas: Not economical vs. coal above $3.50/mmBtu
  - Currently $6.34/mmBtu
  - Lowest future price: July 2005 at $4.10/mmBtu
- 90% of 2003 natural gas contracts above $5.00/mmBtu

Export Coal



Tons (000's)

	2000	**2001**	**2002**
Lamberts Point	16,333	11,553	8,704
Baltimore	4,145	2,806	2,638
Total	**20,478**	**14,359**	**11,342**

NORFOLK SOUTHERN

Export Coal
2003 Market Drivers



- European Economy
  - Second Half Slump?
  - Steel Demand
- Supply/Demand Balance in LV Coal
  - Australia
  - Canada
  - USA
- Steam Coal
  - Opportunity Real or Illusory?
- Settlement Timing
- Chinese Coke Shortage

NORFOLK SOUTHERN



SIGNS OF HOPE

- Coke Shortage Raises Need for Higher Quality U.S. Coking Coals
- Spot Vessel Freight Favors Hampton Roads over Queensland by Almost $4 to Europe
  - Helpful to Certain Markets eg: Turkey
  - Advantage seen to erode during the year
- Low U.S. $ Is Marginal Help for U.S.Steam Coals
  - Most Exporters Can Absorb Fluctuations

NORFOLK SOUTHERN



Domestic Met. Coal Market Drivers

- Integrated Steel Consolidation
- Steel Demand
- Market Share Changes
- Coke Production and Imports

NORFOLK SOUTHERN

USA Coke Facility Closures

(million net tons)

Plant	Capacity
Acme	0.440
Bethlehem	0.700
Geneva	0.700
LTV	0.610
New Boston	0.350
Gulf States Steel	1.000
Total	**4.000 MT COKE or 5.6 MT COAL**

NORFOLK SOUTHERN

Steel Industry Bankruptcy Filings 1998-2002

- Acme Metals (9-29-98)
- Geneva Steel (2-1-99)
- Gulf States Steel (7-1-99)
- Wheeling-Pittsburgh Steel (11-16-00)
- LTV Corp. (12-29-00)
- Republic Technologies (4-2-01)
- Bethlehem Steel (10-15-01)
- Geneva Steel (1-25-02)
- National Steel (3-6-02)

North American Coal & Coke (Million Net Tons)

- Approximate 22% Decline Over Past Six Years

Year	Coke Production	Coal Usage
1996	25.0	35.0
1998	23.0	32.0
2000	24.3	33.8
2002(E)	19.5	27.3

Domestic Met. Coal Strategic Initiatives



- Wheelersburg
  - LV Blending
  - US Steel Blend
  - Synfuel
- Haverhill Project
  - Sun Coke Plant for ISG
  - 800,000 Inbound Coal
  - Wheelersburg Blending
  - 500,000 Outbound Coke
  - Target AK Steel

NORFOLK SOUTHERN



NS Coal Car Fleet Management

Between 2000 and 2002:

- Consolidated marketing/transportation services group.
- Improved coal trains properly sized by 35%
- Improved average loading per car by 2%
- Identified 4,000 surplus coal cars
- Fleet Surplus Eliminated by EOY 2003

NORFOLK SOUTHERN

Coal Business Group

Coal Car Cycle Times



18
16
14
12
10
8
Days
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Owned -System
Active -System
Active - All Cars
GOOD

NORFOLK SOUTHERN

NS Coal Business Group



Coal Car Productivity


Tons/Car
108
107
106
105
104
103
102
101
100
1997
1998
1999
2000
2001
2002
2003 YTD
100.4
102.5
103.7
103.6
104.7
105.6
105.6

Coal Business Group

Stored System Coal Cars



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Additions:
• 793 cars scrapped
• 202 cars in Merchandise service
• 123 cars in M of W service
• 1,028 Frozen redumps and clean outs
2,010
"Monday Snapshot"
2001
2002
2003

NORFOLK SOUTHERN



Coal Business Group

System Coal Car Bad Orders


Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
3-Feb-03
10-Feb-03
Light
Medium
Heavy

NORFOLK SOUTHERN

CTMS



Coal Transportation Management System

- Integrated Business Process Tool
  - Coal Transaction Process
    - Scheduling
    - Billing
    - Customer Interface
  - Service Metrics
  - Fleet Efficiency Management

NORFOLK SOUTHERN

NS Coal Business Group

CTMS Logons




10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Customer
CBG-Tran
CBG-Mktg
IT
Other
Trans

NORFOLK SOUTHERN

Coal Business Group

System Coal Car Fleet Sway

% Loaded Hoppers moving to Rotary Dump Destinations



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Loaded Hoppers
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
% Sway
17%
15%
10%
6-Jan
20-Jan
3-Feb
17-Feb
3-Mar
17-Mar
31-Mar
14-Apr
28-Apr
12-May
26-May
9-Jun
23-Jun
7-Jul
21-Jul
4-Aug
18-Aug
1-Sep
15-Sep
29-Sep
13-Oct
27-Oct
10-Nov
24-Nov
8-Dec
22-Dec
2002 Hopper Loads in Rotary Service
2003 Hopper Loads in Rotary Service
2002
2003
2002 Non LPT/Ash/Skg
2003 Non LPT/Ash/Skg

"Monday Snapshot"

COAL BUSINESS GROUP
SIX SIGMA INITIATIVE

- Fresh look at project selection and execution.
- New found momentum and enthusiasm.
- Excellent management talent development opportunity.

(Service Reliability/Fleet Management/Customer Focus/Revenue Growth/Profitability)

SIX SIGMA

Results So Far - First 6 Projects:

(Service Reliability/Fleet Management/Customer Focus/Revenue Growth/Profitability)

- Williamson Bad Order - $13,589,468
- HYCO Fleet Reduction - $1,320,000
- Reducing Bottom Drop Hopper - In Rotary Service Auville (System Wide Application- $1.5 Million) $192,285
- Improve PPL Train Size - $295,116
- Improve Loading Efficiency Camp Creek - $597,171
- Reduce Open Top Hopper Cleanouts - $379,000

Total = $16,373,040



CBG Capital Projects

--Ashtabula Upgrade to Handle PRB Coal for DTE
--Keystone Build-Out

--Memphis - Scherer Lane Capacity Expansion
--AEP Rockport Conversion to All-Rail BN-NS

ANNUAL NS REVENUE POTENTIAL

$65.8 Million

COAL BUSINESS GROUP

NORFOLK SOUTHERN

Thank You



HEATING DEGREE DAYS
DEPARTURE FROM NORMAL
SEASON
JUL 01-JAN 01
-350 -250 -150 -50 50 150 250 350

Think HOT Summer